SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         June 14, 2000
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                        JACKSONVILLE BANCORP, INC.
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       TEXAS                       0-28070                        75-2632781
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(State of Incorporation)     (Commission File No.)                 (IRS No.)



    COMMERCE AND NECHES STREET                JACKSONVILLE, TEXAS     75766
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(Address of Principal Executive Offices)                           (Zip Code)



                               (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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          (Former Name or Former Address, If Changed Since Last Report)


Item 5.   Other Events
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated June 14, 2000



                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JACKSONVILLE BANCORP, INC.



Date: 06/14/2000                           By:   /s/ Jerry Chancellor
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                                              Jerry Chancellor
                                              President